SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549
         __________________________________________________

                             FORM 8-K
                          CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Earliest Event Reported: October 24, 1996


                            USANA, INC.
      (Exact name of registrant as specified in its charter)


       Utah                     0-21116                      87-0500306
(State of Incorporation)  (Commission File No.)         (I.R.S. Employer
                                                      Identification No.)


                    3838 West Parkway Boulevard
                 Salt Lake City, Utah 84120-6336
           ____________________________________________
             (Address of Principal Executive Offices)


                          (801) 954-7100
         (Issuer's Telephone Number, Including Area Code)

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Item 8.   Change in Fiscal Year.

     On October 24, 1996, the Board of Directors adopted a 52/53 week fiscal year. Commencing with the current fiscal year, the fiscal year end of the Company will be changed from December 31 of each year to the last Saturday closest to December 31. The fiscal year end for fiscal 1996 will therefore change from December 31 to December 28, 1996. Fiscal year 1997 will commence December 29, 1996 and end Saturday, December 27, 1997. No transition report will be filed in connection with this change in fiscal years.

                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              USANA, INC.



                              By: /s/ Gilbert A. Fuller
                                 ---------------------------------
                                  Gilbert A. Fuller, V.P. Finance






Dated: November 8, 1996
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